Vanguard Convertible Securities Fund

Supplement to the Prospectus and Summary Prospectus Dated March 24, 2010

Important Changes to Vanguard Convertible Securities Fund

Effective December 20, 2010, the Fund’s board of trustees has approved changing the Fund’s investment strategy by eliminating the 20% limit on investment in foreign securities, and by permitting the Fund to invest in non-U.S. dollar-denominated foreign securities in addition to U.S. dollar-denominated foreign securities. The Fund’s foreign currency exposure will be hedged. Additionally, the board of trustees has approved replacing the Bank of America Merrill Lynch All US Convertibles Index (previously Bank of America Merrill Lynch All Convertibles-All Qualities Index) with a composite index consisting of 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) as the performance benchmark for the Fund and its advisor, Oaktree Capital Management, L.P. The trustees believe that the Composite Index is a more suitable benchmark because it more closely reflects the Fund’s global focus. The Fund’s investment objective remains unchanged.

Prospectus and Summary Prospectus Text Changes

The “Primary Investment Strategies” paragraph is restated as follows:

The Fund invests at least 80% of its assets in U.S. and foreign convertible securities, which are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities include corporate bonds and preferred stocks that are convertible into common stock, as well as debt securities with warrants or common stock attached. Many convertible securities have credit ratings that are below investment grade.

The text below replaces similar text under “Primary Risks”:

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the global stock market. The Fund’s performance could be hurt by:

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• Stock market risk, which is the chance that stock prices overall will decline.

Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

The following text is added to the end of the list of “Primary Risks”:

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area.

The following “Portfolio Manager” disclosure is replaced with the following:

Larry W. Keele, CFA, Principal and a founder of Oaktree Capital Management, L.P. He has managed the Fund since 1996.

Jean-Paul Nedelec, Managing Director of Oaktree Capital Management, L.P. He has co-managed the Fund’s foreign convertible securities investments since 2010.

Abe Ofer, Managing Director of Oaktree Capital Management, L.P. He has co-managed the Fund’s foreign convertible securities investments since 2010.

Prospectus Text Changes

The following replaces the first sentence of the first paragraph beneath the “Market Exposure” heading:

Normally, the Fund invests at least 80% of its assets in U.S. and foreign convertible securities.

The following is added following the first full paragraph on page 8:

Foreign Stocks

The Fund invests in foreign stocks as a primary investment strategy.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

International Stock Market Returns
(1970–2009)
	1	Year	5 Years	10 Years	20 Years
Best	69.4%		36.1%	22.0%	15.5%
Worst	–43.4		–2.9	0.8	3.1
Average	11.9		10.7	10.9	11.5

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2009. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets—as well as for the U.S. market for comparison—from 2000 through 2009, as measured by their respective indexes.

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Returns for Various Stock Markets[1]
	European	Pacific	Emerging	U.S.
	Market[2]	Market[2]	Markets[2]	Market
2000	–8.39%	–25.78%	–30.61%	–9.10%
2001	–19.90	–25.40	–2.62	–11.89
2002	–18.38	–9.29	–6.17	–22.10
2003	38.54	38.48	55.82	28.68
2004	20.88	18.98	25.55	10.88
2005	9.42	22.64	34.00	4.91
2006	33.72	12.20	32.17	15.79
2007	13.86	5.30	39.39	5.49
2008	–46.42	–36.42	–53.33	–37.00
2009	35.83	24.18	78.51	26.46

1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor’s 500 Index.

2 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Fund in particular.

Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Fund is subject to country/regional risk and currency risk. Country/ regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area.

All text in the “Other Investment Policies and Risks” section is replaced with the following:

Besides investing in U.S. and foreign convertible securities, the Fund may invest in nonconvertible corporate or U.S. government bonds, common stocks, or money market instruments, and may make other kinds of investments to achieve its objective.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500® Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

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The second paragraph in the Investment Advisor section is replaced with the following:

The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of a composite index consisting of 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease. Please note that over time, changes in an advisor’s relative performance may result in changes in the performance-based fees paid by the Fund, which in turn would result in an increase or decrease in the expenses borne by fund shareholders.

The portfolio manager information under the Investment Advisor heading is replaced with the following:

The managers primarily responsible for the day-to-day management of the Fund are:

Larry W. Keele, CFA, Principal and a founder of Oaktree Capital Management, L.P., in 1995. He has worked in investment management since 1981; has managed investment portfolios since 1983; and has managed the Fund since 1996. Education: B.A., Tennessee Tech University; M.B.A., University of South Carolina.

Jean-Paul Nedelec, Managing Director of Oaktree Capital Management, L.P. He has worked in investment management since 1987; has managed investment portfolios since 1990; and has co-managed the Fund’s foreign convertible securities investments since 2010. Education: Undergraduate business degree, EPSCI-ESSEC (France).

Abe Ofer, Managing Director of Oaktree Capital Management, L.P. He has worked in investment management since 1984; has managed investment portfolios since 1989; and has co-managed the Fund’s foreign convertible securities investments since 2010. Education: B.A., Reed College; M.B.A., University of Chicago.

The following is added as new text preceding the last paragraph in the

Dividends, Capital Gains, and Taxes section:

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

CFA® is a trademark owned by CFA Institute.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 82 122010

Vanguard Convertible Securities Fund

Supplement to the Statement of Additional Information Dated March 24, 2010

Important Changes to Vanguard Convertible Securities Fund

Effective December 20, 2010, the Fund’s board of trustees has approved changing the Fund’s investment strategy by eliminating the 20% limit on investment in foreign securities, and by permitting the Fund to invest in non-U.S. dollar-denominated foreign securities in addition to U.S. dollar-denominated foreign securities. The Fund’s foreign currency exposure will be hedged. Additionally, the board of trustees has approved replacing the Bank of America Merrill Lynch All US Convertibles Index (previously Bank of America Merrill Lynch All Convertibles-All Qualities Index) with a composite index consisting of 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) as the performance benchmark for the Fund and its advisor, Oaktree Capital Management, L.P. The trustees believe that the Composite Index is a more suitable benchmark because it more closely reflects the Fund’s global focus. The Fund’s investment objective remains unchanged.

Statement of Additional Information Text Changes

The second paragraph under the Investment Advisory Services heading on page B-32 is replaced with the following:

Oaktree Capital Management, L.P. (Oaktree), provides investment advisory services to the Fund. Oaktree specializes exclusively in less efficient markets and alternative investments. The founders of Oaktree formed the company in April 1995 after having managed convertible securities, distressed debt, distressed real estate activities, principal investments, and high-yield bond accounts for Trust Company of the West (TCW) since 1985. Larry W. Keele, Principal and one of the five founders of Oaktree; Jean-Paul Nedelec, Managing Director of Oaktree; and Abe Ofer, Managing Director of Oaktree, serve as the Fund’s portfolio managers. The portfolio managers are supported by research and other investment services provided by the professional staff of Oaktree. The firm, whose general partner is Oaktree Holdings, Inc., was organized as a California limited liability company in 1995 and was converted to a Delaware limited partnership in 2007.

The last paragraph under the Investment Advisory Services heading on page B-32 is replaced with the following:

The Fund pays Oaktree a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of a composite index consisting of 70% Bank of America Merrill Lynch All US Convertibles Index (previously Bank of America Merrill Lynch All Convertibles-All Qualities Index) and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) over the preceding 36-month period. Please note that over time, changes in an advisor’s relative performance may result in changes in the performance-based fees paid by the Fund, which in turn would result in an increase or decrease in the expenses borne by fund shareholders.

The paragraph under the “Other Accounts Managed” heading on page B-33 is replaced with the following:

Larry W. Keele, Jean-Paul Nedelec, and Abe Ofer manage the Convertible Securities Fund; as of November 30, 2010, the Fund held assets of $1.7 billion. As of November 30, 2010, Mr. Keele, Mr. Nedelec, and Mr. Ofer also managed five other pooled investment vehicles with total assets of $749 million and 38 other accounts with total assets of $4.7 billion (none of which had advisory fees based on account performance).

The text under the “Description of Compensation” heading on page B-33 is replaced with the following:

The structure of the advisory fee paid to Oaktree has been described above. The compensation structure of each portfolio manager is determined by Oaktree in accordance with its own internal policies, which is summarized by Oaktree below.

Larry Keele, Portfolio Manager of the Fund, is a Principal of Oaktree and is compensated by virtue of his ownership interest in an Oaktree affiliate. The compensation for Jean-Paul Nedelec and Abe Ofer, Managing Directors for Oaktree and Portfolio Managers for the Fund, generally consists of a base salary, participation in the firm-wide bonus pool, and distributions under Oaktree’s equity plan. At Oaktree, salaries are capped so that a significant portion of an individual’s compensation is derived from bonuses, which are a function of the firm’s profitability and the individual’s responsibilities and performance, and equity participation for the most senior employees. The Portfolio Managers’ compensation is not specifically dependent on the performance of the Convertible Securities Fund, on an absolute basis or relative to the Fund’s specific benchmark. They are not compensated based on the growth of the Fund’s, or any other clients’, assets except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability. They do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

The text under the “Ownership of Securities” heading on page B-33 is replaced with the following:

As of November 30, 2010, Mr. Keele owned shares of the Fund within the $500,001–$1,000,000 range; Mr. Nedelec owned shares of the Fund within the $100,001–$500,000 range; and Mr. Ofer did not own any shares of the Fund.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 082A 122010